Arrow Funds

Arrow Risk Premia Fund

Supplement dated September 3, 2014 to the Prospectus dated May 12, 2014

Initial offering of the Arrow Risk Premia Fund (“Fund”).  The Fund will be offered for sale during a period scheduled to begin September 4, 2014 and to end at the close of business on September 30, 2014, subject to change (the “Subscription Period”).  During the Subscription Period, you may purchase the Fund at net asset value (“NAV”). No redemption fees will be assessed on redemptions processed during the Subscription Period.

You will become a shareholder of the Fund upon the Fund’s acceptance of your order to purchase shares.  All investments in the Fund will remain invested in cash through September 30, 2014, when the Fund will commence investing its assets consistent with its investment strategies and policies.  As a result, there is a risk that you could lose out on possible earnings if the payment you send to the Fund during this Subscription Period would have been invested in the market.

This Supplement, and the Prospectus dated May 12, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information (dated May 12, 2014) have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-277-6933.